FRANKLIN RESOURCES, INC.
Franklin Resources, Inc.

Preliminary Second Quarter Results – April 28, 2011
Exhibit 99.2

FRANKLIN RESOURCES, INC.

The financial results in this presentation are preliminary. Statements in this presentation regarding Franklin Resources, Inc. (“Franklin”) and its subsidiaries, which are not historical facts, are "forward-looking statements" within the meaning of the U.S. Private Securities Litigation Reform Act of 1995. When used in this presentation, words or phrases generally written in the future tense and/or preceded by words such as “will”, “may”, “could”, “expect”, “believe”, “anticipate”, “intend”, “plan”, “seek”, “estimate” or other similar words are forward-looking statements. Forward-looking statements involve a number of known and unknown risks, uncertainties and other important factors, some of which are listed below, that could cause actual results and outcomes to differ materially from any future results or outcomes expressed or implied by such forward-
looking statements. Forward-looking statements are based on our current expectations and assumptions regarding our business, the economy and other future conditions.
Because forward-looking statements relate to the future, they are subject to inherent uncertainties, risks and changes in circumstances that are difficult to predict. We caution you therefore against relying on any of these forward-looking statements. They are neither statements of historical fact nor guarantees or assurances of future performance.

These and other risks, uncertainties and other important factors are described in more detail in Franklin’s recent filings with the U.S. Securities and Exchange Commission, including, without limitation, in Risk Factors and Management’s Discussion and Analysis of Financial Condition and Results of Operations in Franklin’s Annual Report on
Form 10-K for the fiscal year ended September 30, 2010, and subsequent Quarterly Reports on Form 10-Q: (1) volatility and disruption of the capital and credit markets, and adverse changes in the global economy, may significantly affect our results of operations and may put pressure on our financial results; (2) the amount and mix of our assets under management are subject to significant fluctuations; (3) we are subject to extensive and complex, overlapping and frequently changing rules, regulations and legal interpretations; (4) regulatory and legislative actions and reforms have made the regulatory environment in which we operate more costly and future actions and reforms could adversely impact our assets under management, increase costs and negatively impact our profitability and future financial results; (5) changes in tax laws or exposure to additional income tax liabilities could have a material impact on our financial condition, results of operations and liquidity; (6) any significant limitation or failure of our software applications, technology or other systems that are critical to our operations could constrain our operations; (7) our investment management business operations are complex and a failure to properly perform operational tasks or the misrepresentation of our products and services could have an adverse effect on our revenues and income;
(8) we face risks, and corresponding potential costs and expenses, associated with conducting operations and growing our business in numerous countries; (9) we depend on key personnel and our financial performance could be negatively affected by the loss of their services; (10) strong competition from numerous and sometimes larger companies with competing offerings and products could limit or reduce sales of our products, potentially resulting in a decline in our market share, revenues and net income;
(11) changes in the third-party distribution and sales channels on which we depend could reduce our revenues and hinder our growth; (12) our increasing focus on international markets as a source of investments and sales of investment products subjects us to increased exchange rate and other risks in connection with earnings and income generated overseas; (13) poor investment performance of our products could affect our sales or reduce the level of assets under management, potentially negatively impacting our revenues and income; (14) we could suffer losses in earnings or revenue if our reputation is harmed; (15) our future results are dependent upon maintaining an appropriate level of expenses, which is subject to fluctuation; (16) our ability to successfully integrate widely varied business lines can be impeded by systems and other technological limitations; (17) our inability to successfully recover should we experience a disaster or other business continuity problem could cause material financial loss, loss of human capital, regulatory actions, reputational harm, or legal liability; (18) certain of the portfolios we manage, including our emerging market portfolios, are vulnerable to significant market-specific political, economic, or other risks, any of which may negatively impact our revenues and income; (19) our revenues, earnings, and income could be adversely affected if the terms of our management agreements are significantly altered or these agreements are terminated by the funds and other sponsored investment products we advise; (20) regulatory and governmental examinations and/or investigations, litigation, and the legal risks associated with our business, could adversely impact our assets under management, increase costs and negatively impact our profitability and/or our future financial results; (21) our ability to meet cash needs depends upon certain factors, including the market value of our assets, operating cash flows and our perceived creditworthiness; (22) diverse and strong competition limits the interest rates that we can charge on consumer loans; (23) our business could be negatively affected if we or our banking subsidiaries fail to remain well capitalized, and liquidity needs could affect our banking business; and (24) we are dependent on the earnings of our subsidiaries.

Any forward-looking statement made by us in this presentation speaks only as of the date on which it is made. Factors or events that could cause our actual results to differ may emerge from time to time, and it is not possible for us to predict all of them. We undertake no obligation to publicly update any forward-looking statement, whether as a result of new information, future developments or otherwise, except as may be required by law.

The information in this presentation is provided solely in connection with this presentation, and is not directed toward existing or potential investment advisory clients or fund shareholders.
Forward-Looking Statements

FRANKLIN RESOURCES, INC.

Audio Commentary and Conference Call Details
Pre-recorded audio commentary on the results from Franklin Resources, Inc.’s President and Chief Executive Officer
Greg Johnson and Executive Vice President and Chief Financial Officer Ken Lewis will be available today at approximately 8:30 a.m. Eastern Time. They will also lead a live teleconference today at 4:30 p.m. Eastern Time to answer questions. Analysts and investors are encouraged to contact Investor Relations for any clarifications or questions on the contents of the earnings release or this presentation.
Access to the pre-recorded audio commentary and accompanying slides are available at franklinresources.com. The pre-
recorded audio commentary can also be accessed by dialing (888) 843-7419 in the U.S. and Canada or (630) 652-3042
internationally using access code 29520444, any time through 11:59 p.m. Eastern Time on May 12, 2011.
Access to the live teleconference will be available at franklinresources.com or by dialing (888) 895-5271 in the U.S. and
Canada or (847) 619-6547 internationally. A replay of the call can also be accessed by calling (888) 843-7419 in the U.S.
and Canada or (630) 652-3042 internationally using access code 29520447, any time through 11:59 p.m. Eastern Time on
May 12, 2011.
Questions regarding the pre-recorded audio commentary or live teleconference should be directed to Franklin Resources,
Inc., Investor Relations at (650) 312-4091 or Corporate Communications at (650) 312-2245.

FRANKLIN RESOURCES, INC.

Highlights of the Quarter
• Assets under management increased 5% to over $700 billion
• Long-term net new flows of $9.0 billion
• Operating income of $629 million, a 37% increase from the prior year

FRANKLIN RESOURCES, INC.
Assets Under Management and Flows

FRANKLIN RESOURCES, INC.

Assets Under Management
$ 6 8 7 .2
$ 6 5 5 .6
$ 5 6 1 .2
$ 5 8 3 .1
$ 6 0 4 .7
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
(in billions, for the three months ended)
End of Period Simple Monthly Average
$ 7 0 3 .5
$ 6 4 4 .9
$ 5 7 0 .5
$ 5 8 6 .8
$ 6 7 0 .7
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1

FRANKLIN RESOURCES, INC.

A s ia - P a c if ic
2
11%
C a n a d a
5%
U n it e d S t a t e s
68%
E u r o p e
1
16%
Assets Under Management
By Investment Objective By Sales Region
(chart is as of March 31, 2011) (chart is as of March 31, 2011)
H y b r id
16%
E q u it y
44%
C a s h
M a n a g e m e n t
1%
F ix e d -
I n c o m e
39%
( i n bi l l i on s ) 3 1 - M a r - 1 1 3 1 - D e c - 1 0 % C ha ng e
E q u i t y 3 0 8 . 9$ 2 9 6 . 1$ 4%
H y b r i d 1 1 3 . 4 1 0 6 . 1 7%
Fi x e d - I n c o m e 2 7 5 . 2 2 6 2 . 0 5%
C a s h M a n a g e m e n t 6 . 0 6 . 5 ( 8% )
To t a l 7 0 3 . 5$ 6 7 0 . 7$ 5%
( i n bi l l i on s ) 3 1 - M a r - 1 1 3 1 - D e c - 1 0 % C ha ng e
U n i t e d S t a t e s 4 8 1 . 2$ 4 6 1 . 4$ 4%
E u r o p e 1 1 1 0 . 8 1 0 2 . 0 9%
A s i a - P a c i f i c 2 7 6 . 4 7 3 . 7 4%
C a n a d a 3 5 . 1 3 3 . 6 4%
To t a l 7 0 3 . 5$ 6 7 0 . 7$ 5%
1 Europe sales region includes Middle East and Africa. 2 Asia-Pacific sales region includes Latin America and Australia.

FRANKLIN RESOURCES, INC.

Market Appreciation and Flows Summary
Appreciation (Depreciation) and Other Long-Term Flows1
$ 5 5 .6
( $ 4 6 .4 )
$ 4 8 .9
$ 5 1 .0
$ 4 6 .4
$ 5 4 .9
( $ 3 1 .7 )
( $ 3 3 .6 )
( $ 5 2 .8 )
( $ 2 9 .3 )
( 4 0 .8 )
$ 9 .0
$ 1 5 .4
$ 1 8 .2
$ 3 .4
$ 1 7 .8
$ 1 9 .1
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
(in billions, for the three months ended)
1 Long-term net new flows are defined as long-term sales less long-term redemptions plus long-term net exchanges. The quarter ended December 31, 2010 includes long-term redemptions in white and net new flows in orange, adjusted for the $12 billion advisory account redemption.
$ 2 3 .4$ 2 4 .1
$ 1 6 .5
( $ 3 4 .5 )
$ 5 5 .7
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1
L o n g - t e r m s a l e s 4 6 . 4$ 5 1 . 0$ 4 8 . 9$ 5 4 . 9$ 5 5 . 6$
L o n g - t e r m r e d e m p t i o n s ( 2 9 . 3 ) ( 3 3 . 6 ) ( 3 1 . 7 ) ( 5 2 . 8 ) ( 4 6 . 4 )
N e t c a s h m a n a g e m e n t 0 . 3 1 . 4 2 . 2 1 . 1 ( 0 . 8 )
T o t a l n e t n e w f l o w s 1 7 . 4$ 1 8 . 8$ 1 9 . 4$ 3 . 2$ 8 . 4$
 Long-Term Net New Flows
 Long-Term Sales  Long-Term Redemptions
 Adjusted Long-Term Net New Flows

FRANKLIN RESOURCES, INC.

United States and International Flows
United States1 International
$ 2 8 .5
( $ 2 2 .4 )
( 1 9 .7 )
$ 2 3 .1
$ 2 5 .0
$ 2 4 .4
$ 2 7 .0
( $ 1 6 .3 )
( $ 1 8 .3 )
( $ 3 1 .7 )
( $ 1 6 .1 )
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
$ 2 7 .1
( $ 2 4 .0 )
$ 2 7 .9
$ 2 2 .0
$ 2 6 .0 $ 2 5 .8
( $ 1 3 .2 )
( $ 2 1 .1 )
( $ 1 5 .3 ) ( $ 1 5 .4 )
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
(in billions, for the three months ended)
 Long-Term Sales  Long-Term Redemptions  Long-Term Sales  Long-Term Redemptions
1 The quarter ended December 31, 2010 includes long-term redemptions in white, adjusted for the $12 billion advisory account redemption.

FRANKLIN RESOURCES, INC.

Net New Flows by Investment Objective
(in billions, for the three months ended)
3 1 - M a r - 1 1 3 1 - D e c - 1 0
M a r - 1 1 v s .
D e c - 1 0
3 1 - M a r - 1 0
M a r - 1 1 v s .
M a r - 1 0
E q u i t y s a l e s 2 1 . 1$ 1 9 . 9$ 6% 1 4 . 7$ 44%
E q u i t y r e d e m p t i o n s ( 2 3 . 7 ) ( 1 8 . 4 ) 29% ( 1 5 . 1 ) 57%
E q u i t y n e t e x c h a n g e s 0 . 3 0 . 6 ( 5 0% ) ( 0 . 1 ) NM
E qu i t y N e t N e w Fl ow s ( 2 . 3 ) 2 . 1 NM ( 0 . 5 ) 360%
H y b r i d s a l e s 5 . 9 5 . 1 16% 4 . 1 44%
H y b r i d r e d e m p t i o n s ( 4 . 0 ) ( 1 5 . 8 ) ( 7 5% ) ( 3 . 1 ) 29%
H y b r i d n e t e x c h a n g e s 0 . 6 0 . 3 100% - NM
H y bri d N e t N e w Fl ow s 2 . 5 ( 1 0 . 4 ) NM 1 . 0 150%
Fi x e d - i n c o m e s a l e s 2 8 . 6 2 9 . 9 ( 4% ) 2 7 . 6 4%
Fi x e d - i n c o m e r e d e m p t i o n s ( 1 8 . 7 ) ( 1 8 . 6 ) 1% ( 1 1 . 1 ) 68%
Fi x e d - i n c o m e n e t e x c h a n g e s ( 1 . 1 ) 0 . 4 NM 0 . 8 NM
Fi x e d- I nc om e N e t N e w Fl ow s 8 . 8 1 1 . 7 ( 2 5% ) 1 7 . 3 ( 4 9% )
C a s h M a na ge m e nt N e t N e w Fl ow s ( 0 . 6 ) ( 0 . 2 ) 200% ( 0 . 4 ) 50%
To t a l N e t N e w Fl ow s 8 . 4$ 3 . 2$ 163% 1 7 . 4$ ( 5 2% )
NM = not meaningful

FRANKLIN RESOURCES, INC.
Investment Performance

FRANKLIN RESOURCES, INC.

Franklin Templeton
Investment Performance – Lipper Rankings of U.S.-Registered Long-Term Mutual Funds1
1 Lipper rankings for Franklin Templeton U.S.-registered long-term mutual funds are based on Class A shares. Franklin Templeton funds are compared against a universe of all share classes. Performance rankings for other share classes may differ. Lipper calculates averages by taking all the funds and share classes in a peer group and averaging their total returns for the periods indicated. Lipper tracks 147 peer groups of U.S. retail mutual funds, and the groups vary in size from 7 to 1,116 funds. Lipper total return calculations include reinvested dividends and capital gains, but do not include sales charges or expense subsidization by the manager. Results may have been different if these or other factors had been considered. Performance quoted above represents past performance, which cannot predict or guarantee future results.
85%
95%
54%
70%
90%
91%
82%
92%
100%
80%
100%
15%
1%
87%
70%
63%
20%
77%
81%
59%
Franklin
Equity
Taxable
Fixed
Income
Mutual
Series
Equity
Templeton
Equity
Tax-Free
Fixed
Income
53%
82%
78%
94%
89%
52%
82%
72%
1 - Y e a r 3 - Y e a r 5 - Y e a r 1 0 - Y e a r
 Mar. 31, 2011  Dec. 31, 2010
Percentage of Assets in the Top Two Quartiles
By Category as of March 31, 2011
 10-Year  5-Year  3-Year  1-Year

FRANKLIN RESOURCES, INC.
Operating Results

FRANKLIN RESOURCES, INC.

Quarterly Financial Highlights
(in millions, except per share data, for the three months ended)
Unaudited
Operating and Net Income1 Diluted Earnings Per Share2
$629
$503
$659
$461
$522
$509
$357
$501
$360
$373
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
$ 2 .2 5
$ 1 .6 5
$ 1 .5 8
$ 1 .5 5
$ 2 .2 3
3 1 - M a r 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
1 Net Income attributable to Franklin Resources, Inc. 2 The computation of earnings per share pursuant to the two-class method excludes from net income attributable to Franklin Resources, Inc. the earnings allocated to participating securities, which consist of nonvested stock and stock unit awards that contain nonforfeitable rights to dividends or dividend equivalents.

 Operating Income  Net Income1

FRANKLIN RESOURCES, INC.

Operating Revenues
Unaudited
3 1 - M a r - 1 1 3 1 - D e c - 1 0
M a r - 1 1 v s .
D e c - 1 0
3 0 - S e p- 1 0 3 0 - J un- 1 0 3 1 - M a r - 1 0
M a r - 1 1 v s .
M a r - 1 0
I n v e s t m e n t m a n a g e m e n t f e e s 1 , 0 7 6 . 7$ 1 , 0 4 0 . 9$ 3% 9 1 9 . 4$ 9 1 5 . 9$ 8 3 6 . 1$ 29%
S a l e s a n d d i s t r i b u t i o n f e e s 5 8 7 . 2 5 7 7 . 8 2% 5 2 9 . 5 5 2 9 . 3 4 9 6 . 8 18%
S h a r e h o l d e r s e r v i c i n g f e e s 7 5 . 7 7 2 . 1 5% 7 0 . 0 7 3 . 0 7 1 . 4 6%
O t h e r , n e t 1 0 . 0 9 . 5 5% 9 . 5 1 5 . 9 8 . 8 14%
Tot a l O pe r a t i ng R e v e nue s 1 , 7 4 9 . 6$ 1 , 7 0 0 . 3$ 3% 1 , 5 2 8 . 4$ 1 , 5 3 4 . 1$ 1 , 4 1 3 . 1$ 24%
(in millions, for the three months ended)

Items of Note in the Current Quarter
• Investment management fees include performance fees of $1.5 million compared to $10.8 million in the prior quarter

FRANKLIN RESOURCES, INC.

Operating Expenses
Unaudited
(in millions, for the three months ended)
3 1 - M a r - 1 1 3 1 - D e c - 1 0
M a r - 1 1 v s .
D e c - 1 0
3 0 - S e p- 1 0 3 0 - J un- 1 0 3 1 - M a r - 1 0
M a r - 1 1 v s .
M a r - 1 0
S a l e s , d i s t r i b u t i o n a n d m a r k e t i n g 6 7 7 . 0$ 6 4 7 . 1$ 5% 5 9 9 . 0$ 5 9 0 . 9$ 5 5 7 . 4$ 21%
C o m p e n s a t i o n a n d b e n e f i t s 3 1 5 . 8 2 9 2 . 4 8% 2 7 5 . 3 2 8 0 . 3 2 7 1 . 1 16%
I n f o r m a t i o n s y s t e m s a n d t e c h n o l o g y 4 1 . 4 4 0 . 4 2% 4 7 . 6 4 0 . 1 3 9 . 8 4%
O c c u p a n c y 3 2 . 7 3 0 . 9 6% 3 3 . 7 3 5 . 9 2 9 . 8 10%
G e n e r a l , a d m i n i s t r a t i v e a n d o t h e r 5 3 . 2 3 0 . 3 76% 6 3 . 8 6 5 . 3 5 3 . 9 ( 1% )
Tot a l O pe r a t i ng E x pe ns e s 1 , 1 2 0 . 1$ 1 , 0 4 1 . 1$ 8% 1 , 0 1 9 . 4$ 1 , 0 1 2 . 5$ 9 5 2 . 0$ 18%

Items of Note in the Current Quarter
• General, administrative and other expenses were net of $12 million from insurance recoveries of losses incurred in prior years compared to $26.5 million in the prior quarter

FRANKLIN RESOURCES, INC.

Other Income
Unaudited
(in millions, for the three months ended March 31, 2011)
4 9 .1
1 0 .2
1 9 .5
2 7 .1
9 .8
3 .1
( 8 .4 )
( 5 .8 )
( 6 .4 )
D i v i d e n d , i n t e r e s t
a n d c a p i t a l g a i n
i n c o m e
E q u i t y m e t h o d
i n v e s t m e n t s
A v a i l a b l e - f o r - s a l e
i n v e s t m e n t s
C o n s o l i d a t e d
S p o n s o r e d
I n v e s t m e n t
P r o d u c t s ( S I P )
T r a d i n g
i n v e s t m e n t s ,
e x c l u d i n g
c o n s o l i d a t e d S I P
I n t e r e s t E x p e n s e C o n s o l i d a t e d
V a r i a b l e I n t e r e s t
E n t i t i e s
O t h e r T o t a l
Associated Balance Sheet Components1
Cash and cash
equivalents,
investment
securities,
available-for-sale
and investment
securities, trading
excluding those
held by
consolidated SIP
Investments in
equity method
investees

Investment
securities,
available-for-sale
Investment
securities, trading
held by
consolidated SIP
Investment
securities, trading,
excluding those
held by
consolidated SIP
Commercial paper,
long-term debt and
deferred taxes

Investments of
consolidated
variable interest
entities
Miscellaneous non-
operating income,
including foreign
exchange
revaluations of
cash and cash
equivalents held by
subsidiaries with a
non-USD functional
currency

1 Excludes Banking/Finance

FRANKLIN RESOURCES, INC.

Operating Results
Unaudited
(in millions, except per share data, for the three months ended)

Items of Note in the Current Quarter
• The decrease in the estimated tax rate for the fiscal year to 28.5% led to a decrease in the second quarter effective tax rate
3 1 - M a r - 1 1 3 1 - D e c - 1 0
M a r - 1 1 v s .
D e c - 1 0
3 0 - S e p- 1 0 3 0 - J un - 1 0 3 1 - M a r - 1 0
M a r - 1 1 v s .
M a r - 1 0
I nc om e B e f ore Ta x e s 6 7 8 . 6 6 9 7 . 6 ( 3% ) 5 5 2 . 4 4 9 4 . 8 5 0 8 . 3 34%
T a x e s o n i n c o m e 1 8 3 . 0 2 0 7 . 5 ( 1 2% ) 1 7 6 . 5 1 3 5 . 1 1 4 9 . 9 22%
N e t I nc om e 4 9 5 . 6 4 9 0 . 1 1% 3 7 5 . 9 3 5 9 . 7 3 5 8 . 4 38%
L e s s : N e t i n c o m e ( l o s s ) a t t r i b u t a b l e t o :
N o n r e d e e m a b l e n o n c o n t r o l l i n g i n t e r e s t s ( 7 . 6 ) ( 1 1 . 9 ) ( 3 6% ) 0 . 1 0 . 2 0 . 2 NM
R e d e e m a b l e n o n c o n t r o l l i n g i n t e r e s t s 0 . 1 0 . 8 ( 8 8% ) 2 . 9 ( 1 . 0 ) 1 . 5 ( 9 3% )
N e t I nc om e A t t r i bu t a bl e t o Fra nk l i n
R e s ou r c e s , I nc .
5 0 3 . 1$ 5 0 1 . 2$ 0% 3 7 2 . 9$ 3 6 0 . 5$ 3 5 6 . 7$ 41%
L e s s : A l l o c a t i o n o f e a r n i n g s t o p a r t i c i p a t i n g
n o n v e s t e d s t o c k a n d s t o c k u n i t a w a r d s
2 . 8 2 . 1 33% 1 . 4 2 . 0 2 . 0 40%
N e t I nc om e A v a i l a bl e t o C om m on
S t oc k ho l de r s
5 0 0 . 3$ 4 9 9 . 1$ 0% 3 7 1 . 5$ 3 5 8 . 5$ 3 5 4 . 7$ 41%
A v e r a ge s ha r e s ou t s t a nd i ng ( i n t ho us a nd s )
B a s i c 2 2 1 , 6 9 6 2 2 3 , 1 6 9 ( 1% ) 2 2 3 , 8 6 4 2 2 5 , 6 2 6 2 2 7 , 0 4 6 ( 2% )
D i l u t e d 2 2 2 , 6 9 6 2 2 4 , 2 5 3 ( 1% ) 2 2 4 , 9 5 8 2 2 6 , 8 0 6 2 2 8 , 3 0 0 ( 2% )
E a r ni ng s P e r S ha r e
B a s i c 2 . 2 6$ 2 . 2 4$ 1% 1 . 6 6$ 1 . 5 9$ 1 . 5 6$ 45%
D i l ut e d 2 . 2 5$ 2 . 2 3$ 1% 1 . 6 5$ 1 . 5 8$ 1 . 5 5$ 45%

FRANKLIN RESOURCES, INC.

 Cash and Cash Equivalents and Investments
Operating Margin and Capital Management
(in millions, except as noted, as of and for the period ended)
Quarterly Operating Margin Quarterly Stock Repurchase Activity
3 6 .0%
3 8 .8%
3 2 .6% 3 4 .0% 3 3 .3%
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
Cash and Cash Equivalents and Investments vs. Debt Quarterly Payout Ratio
(in billions)
11%
33%
59%
46%
40% 43%
54%
11%14% 14% 13%
59%
47%
51%
73%
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
1 .1
2 .1
1 .81 .71 .7
2 2 7 .4
2 2 5 .4
2 2 4 .0 2 2 3 .3
2 2 1 .8
3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1
Unaudited
1 Dividend payout is calculated as dividend amount declared divided by net income attributable to Franklin Resources, Inc. 2Repurchase payout is calculated as stock repurchase amount divided by net income attributable to Franklin
Resources, Inc.
 Shares Repurchased  Shares Outstanding
 Dividend Payout1  Repurchase Payout2
 Consolidated Variable Interest Entities
 Debt
1 .1
1 .1
$ 6 .6 $ 6 .8
1 .2 1 .2
$ 0 .4
$ 0 .9 $ 1 .0
$ 2 .2 $ 2 .2
$ 8 .4
$ 8 .0
$ 5 .7
M J S D M3 1 - M a r - 1 0 3 0 - J u n - 1 0 3 0 - S e p - 1 0 3 1 - D e c - 1 0 3 1 - M a r - 1 1